SCHEDULE 14C (Filed 4/20/00) Amendment #1.*

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check appropriate box:

(  ) Preliminary Information Statement
(  ) Confidential,   for   Use   of   the  Commission  Only   (as  permitted  by
     Rule 14c-5(d)(2))
(X)Definitive Information Statement

                                  PIRANHA, INC.

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                 Name of Registrant As Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):

( x)  No fee required

(  )  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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(   ) Fee paid previously with preliminary materials.

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( ) Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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*      Appendex filed pursuant to instruction 3 of item 10 to Schedule 14A

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                                                     1

                                THE PIRANHA, INC.

                            2000 STOCK INCENTIVE PLAN

         1. PURPOSE. Piranha, Inc., a Delaware corporation (the "Company"), hereby adopts the 2000 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to enable the Company to offer officers, key employees, consultants and advisors of the Company and its subsidiaries performance-based incentives and other equity interests in the Company, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's stockholders.

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") of the Board of Directors consisting of not less than two directors of the Company appointed by the directors of the Company, none of whom shall be eligible to participate in the Plan and all of whom shall qualify as Non-Employee Directors within the meaning of Rule 16b-3 adopted by the Securities and Exchange Commission pursuant to the provisions of The Securities Exchange Act of 1934, as amended, or any successor rule or regulation (herein "Rule 16b-3"). The Committee may delegate to the Chief Executive Officer of the Company the administration of benefits granted to non-officer participants.

         3.  ELIGIBILITY.  Benefits  under  the Plan  shall be  granted  only to officers,  key  employees,  consultants  and  advisors  of the  Company  and its subsidiaries selected initially and from time-to-time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company and its subsidiaries. For these purposes, any corporation, partnership or other entity in which the Company has a significant financial interest may qualify as a subsidiary.

         4. BENEFITS. The benefits awarded under the Plan shall consist of (a) stock options, (b) stock appreciation rights, and (c) stock awards.

         5. SHARES RESERVED. There is hereby reserved for issuance under the Plan an aggregate of 8,000,000 shares of Company Common Stock, par value $.001 per share, which may be authorized but unissued or treasury shares. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. If there is a lapse, expiration, termination or cancellation of any option prior to the issuance of shares thereunder or if shares are issued and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under the Plan.

         6. INCENTIVE STOCK OPTIONS OR NON-QUALIFIED STOCK OPTIONS. Stock options shall consist of options to purchase shares of Company Common Stock and shall be either incentive stock options (within the meaning of Section 422 of

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

the Internal Revenue Code of 1986, as amended, or any successor legislation) or non-qualified stock options as determined by the Committee. The option price for incentive stock options shall be not less than 100% of the fair market value of the shares on the date the option is granted. The option price for both incentive stock options and non-qualified stock options may be paid by check or, in the discretion of the Committee, by the delivery (or certification of ownership) of shares of Company Common Stock then owned by the participant. The Committee may also allow exercise by any other means (including cashless exercise as permitted under Federal Reserve Board's Regulation T) which the Committee determines to be consistent with the Plan's purpose and applicable law.

         Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that no stock option shall be exercisable prior to six months after the option grant date nor later than ten years after the grant date. In the event of termination of employment of an officer or employee, all stock options granted to such persons shall terminate at such times and upon such conditions as the Committee shall, in its discretion, set forth in such options at the date of grant. The Committee may provide, either at the time of grant or subsequently, that a stock option include the right to acquire a replacement stock option upon exercise of the original stock option (in whole or in part) prior to termination of employment of the participant and through payment of the exercise price in shares of Common Stock. The terms and conditions of a replacement option shall be determined by the Committee in its sole discretion.

         7. STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted to the holder of any stock option granted hereunder. In addition, stock appreciation rights may be granted independently of and without relation to options. Each stock appreciation right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

        (a) A stock appreciation right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six months prior to its expiration.

        (b) Each stock appreciation right will entitle the holder to elect to receive the appreciation in the fair market value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a stock option, such appreciation shall be measured from not less than the option price and in the case of a right issued independently of any stock option, such appreciation shall be measured from not less than the fair market value of the Common Stock on the date the right is granted. Payment of such appreciation shall be made in cash or in Common Stock, or a combination thereof, as set forth in the award, but no stock appreciation right shall entitle the holder to receive, upon exercise thereof, more than the number of shares of Common Stock (or cash of equal value) with respect to which the right is granted.
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

        (c) Each stock appreciation right will be exercisable at the times and to the extent set forth therein, but no stock appreciation right may be exercisable prior to six months after the grant date nor later than ten years after the grant date. Exercise of a stock appreciation right shall reduce the number of shares issuable under the Plan (and the related option, if any) by the number of shares with respect to which the right is exercised; provided, however, that the exercise of any stock appreciation right granted independently of an option for cash only shall not reduce the number of shares issuable under the Plan.

         8. STOCK AWARDS. Stock awards will consist of Common Stock transferred to participants without other payment therefor as additional compensation for their services to the Company or one of its subsidiaries. A stock award shall be subject to such terms and conditions as the Committee determines appropriate including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares upon termination of the participant's employment within specified periods and conditions requiring that the shares be earned in whole or in part upon the achievement of performance goals established by the Committee over a designated period of time. The goals established by the Committee may include earnings per share, total return on stockholder equity, or such other goals as may be established by the Committee in its discretion.

         9. NONTRANSFERABILITY. Stock options and other benefits granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and each stock option and stock appreciation right shall be exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative. Notwithstanding the foregoing, at the discretion of the Committee, an award of a benefit may permit the transfer of the benefit by the participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons subject to such terms and conditions as may be established by the Committee.

         10. OTHER PROVISIONS. The award of any benefit under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including such provisions as may be required to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's employment.

         11. FAIR MARKET VALUE. The fair market value of the Company's Common Stock at any time shall be determined in such manner as the Committee may deem equitable or as required by applicable law or regulation.


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

         12.  ADJUSTMENT PROVISIONS.

        (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under the Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company, if any, shall not be changed.

        (b) Notwithstanding any other provision of the Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

        (c) In the event of any merger, consolidation or reorganization of the Company with any other corporation, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then reserved for issuance under the Plan and for each share of Common Stock then subject to a benefit granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company will be entitled pursuant to the transaction.

         13. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive the shares notice as far in advance as practicable and the Company may defer making delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit a participant to pay all or a portion of the taxes arising in connection with any benefit under the Plan by electing to have the Company withhold shares of Common Stock from the shares otherwise deliverable to the participant, having a fair market value equal to the amount to be withheld.

         14. TERM OF PROGRAM; AMENDMENT, MODIFICATION OR CANCELLATION OF BENEFITS. The Plan shall continue in effect until terminated by the Board pursuant to Section 15; provided, however, that no incentive stock option shall be granted more than ten years after the date of the adoption of the Plan by the Board. The terms and conditions applicable to any benefits granted hereunder may at any time be amended or cancelled by mutual agreement between the Committee and the participant or any other persons as may then have an interest therein and may be unilaterally modified by the Committee whenever such modification is deemed necessary to protect the Company or its stockholders.

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


         15. AMENDMENT OR DISCONTINUATION OF PLAN. The Board of Directors may amend the Plan at any time, provided that no such amendment shall be effective unless approved within twelve (12) months after the date of the adoption of such amendment by the affirmative vote of a majority of the stockholders entitled to vote if such stockholder approval is required for the Plan to continue to comply with the requirements of Rule 16b-3.The Board of Directors may suspend the Plan or discontinue the Plan at any time; provided, however, that no such action shall adversely affect any outstanding benefit.

         16. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors on March 15, 2000, and was approved by a majority of the stockholders of the Company on March 15, 2000.

         17. PRIOR PLANS. Any prior stock option plans adopted by the Company are hereby rescinded.


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

                                THE PIRANHA, INC.
                                STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

     1. Purpose

          The purpose of The Piranha, Inc. Stock Option Plan for Non-Employees Directors (the "Plan") is to promote the interests of Piranha, Inc. (the "Corporation") and its stockholders by encouraging Non-Employee Directors of the Corporation to have a direct and personal stake in the performance of the Corporation's Common Stock.

    2. Definitions

          Unless the context clearly indicates otherwise, the following terms have the meanings set forth below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

          Annual Option" shall mean a stock option granted under Article 8 of the Plan.

          "Board of Directors" or "Board" means the Board of Directors of the Corporation.

          "Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Illinois.

          "Code" means the Internal Revenue Code of 1986, as amended, now in effect or as amended from time to time and any successor provisions thereto.

          "Committee" means a committee of two or more members appointed by the Board of Directors and selected from those directors who are not employees of the Corporation, its parent or any Subsidiary, as defined in Section 424(e) and (f) of the Code. The Board may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

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

          "Common Stock" means the shares of Common Stock of the Corporation.

          "Compensation" shall mean for any Plan Year all retainer, meeting and committee fees payable to a Non-Employee Director for service on the Board of Directors and any board of directors of the Corporation's Subsidiaries (a "Subsidiary Board") before any reduction pursuant to this Plan, which for calendar year 2000 shall be $2,000 for each Board meeting attended in person, $300 for each Board meeting conference call and reasonable hotel, airfare and miscellaneous expenses with a per diem meal allowance of $50.
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          "Deferral Election" shall mean an election by a Non-Employee  Director under Article 9 of the Plan to receive Deferred Compensation Options in lieu of all or a specified portion of such Director's Compensation in accordance with the terms of this Plan.

          "Deferred Compensation Option" shall mean a stock option granted under the Plan in connection with a Deferral Election pursuant to Article 9 of the Plan.

          "Disability", as applied to a Grantee, shall have the meaning set forth in Section 22(e)(3) of the Code.

          "Election Option" shall mean a stock option granted under Article 7 of the Plan.

          "Fair Market Value" of a share of Common Stock on any particular date is the last sales price of a share of Common Stock on the NASDAQ National Market System as reported for that date by NASDAQ or the mean between the bid and asked quotations for the Common Stock on that date as reported by NASDAQ; provided that if no such sales or quotations are reported by NASDAQ for such date, the Fair Market Value of a share of Common Stock on such date shall be the last sales price or the mean between the bid and asked quotations as reported by NASDAQ for the first preceding date.

          "Grant Date", as used with respect to a particular Option, means the date on which such Option is granted pursuant to the
      Plan.

          "Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.

          "Option" means an Election Option, Annual Option or Deferred Compensation Option granted pursuant to the Plan to purchase shares of Common Stock which shall be a non-qualified stock option not intended to qualify as incentive stock options under Section 422 of the Code. Reference to "Options" shall include Election Options, Annual Options and Deferred Compensation Options.

          "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Corporation or any
      Subsidiary.

          "Payment Date" shall mean June 30th and December 31st in a Plan Year (or, if such dates are not Business Days, the first Business Day preceding such dates) at which time Compensation is payable to a Non-Employee Director.

          "Plan" means The Piranha, Inc. Stock Option Plan for Non-Employee Directors as set forth herein and as amended from time to time.


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

          "Plan Year" shall mean each year beginning on the first day of January and ending on the 31st day of December, commencing with the year beginning on January 1, 2000.

          "Retirement", as applied to a Non-Employee Director, shall mean when a Grantee ceases to serve as a member of the Board following attaining sixty-five (65) years of age.

          "Subsidiary" shall mean a "subsidiary corporation" of the Corporation as defined in Section 425(f) of the Code.

          "The 1934 Act" means the Securities Exchange Act of 1934, as amended, now in effect or as amended from time to time and any successor provisions thereto.

     3. Administration

          (a) General. The Plan shall be administered by the Committee which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Options under the Plan. The Committee may delegate any of such responsibilities to one or more agents and may retain advisors to advise it. No Grantee shall participate in the decision of any question relating exclusively to an Option granted to that Grantee. Nothing contained herein shall disqualify any Committee member from receiving Options under the Plan.

          (b) Rules and Interpretation. The Committee shall be vested with full authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all parties. The Committee's administrative functions shall be ministerial in nature in view of the Plan's explicit provisions, including those related to eligibility for, timing, price and amount of Option grants.

      4. Eligibility

          The persons eligible to receive Options under the Plan are the Non-Employee Directors of the Corporation.

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



      5. Term of Option Period

          The term during which awards may be granted under the Plan shall expire on the tenth anniversary of the adoption of the Plan by the Board of Directors. Subject to the provisions of Article 14 hereof, the period during which an Option granted under the Plan may be exercised shall expire on the tenth anniversary of its Grant Date.

      6. Shares Subject to the Plan

          There is hereby reserved for issuance under the Plan an aggregate of 500,000 shares of Common Stock, par value $.001 per share, which may be authorized but unissued shares or reacquired shares. If any shares are subject to an Option which for any reason expires or terminates during the term of the Plan prior to the issuance of such shares, the shares subject to but not delivered under such Option shall be available for issuance under the Plan. If, on any Grant Date, the aggregate number of shares of Common Stock subject to Option grants on that date exceeds the remaining number of shares reserved for issuance under the Plan in that year, the number of Option shares awarded to each Non-Employee Director to whom Options shall be granted on such date shall be reduced pro rata so that the aggregate number of Option shares awarded to such Non-Employee Directors equals the number of reserved shares of Common Stock remaining under the Plan for that year. To the extent that the limitation contained in this Article prevents the Corporation from issuing Deferred Compensation Options in accordance with the terms of a Non-Employee Director's Deferral Election, the Corporation shall pay to such Director any portion of the Compensation for which such Director did not receive Deferred Compensation Options.

      7. Election Options

               (a) Grant of Election Options. Commencing on January 1, 2000 each Non-Employee Director of the Corporation shall upon election or appointment to the Board of Directors automatically be granted a stock option to purchase 50,000 shares of Common Stock, subject to adjustment as set forth in Article 15, upon the terms and conditions specified herein.

               (b) Terms of Election Options. Each Election Option granted under the Plan shall have the following terms and conditions:

                    (i)Price.  The  exercise  price per  share of each  Election
                    Option  shall  be  fixed  by  the   Committee  in  its  sole
                    discretion;

                    (ii) Term. The term of each Election Option shall be for a period not to exceed ten (10) years from the Grant Date;

                    (iii) Time of Exercise. Each Election Option shall be exercisable as the Committee shall in its sole discretion determine;

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

                    (iv) Acceleration of Exercisability. Notwithstanding subparagraph (iii), an Election Option shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board by reason of Disability or Retirement; and

                    (v)  Option   Agreement.   Each  Election  Option  shall  be
                    evidenced by an Option Agreement substantially in the form attached hereto as Appendix A.

      8. Annual Options

               (a) Grant of Annual Options. Commencing on June 30, 2000 and on each June 30th thereafter (or, if June 30th is not a Business Day, the first preceding Business Day) during the term of the Plan, each Non-Employee Director of the Corporation shall automatically be granted a stock option to purchase 1,000 shares of Common Stock upon the terms and conditions specified herein.

               (b) Terms of Annual Options. Each Annual Option granted under the Plan shall have the following terms and conditions:

                    (i)Price. The exercise price per share of each Annual Option shall equal the greater of one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date or the par value per share of the Common Stock on the date of exercise of such option;

                    (ii) Term. The term of each Annual Option shall be for a period of ten (10) years from the Grant Date unless terminated earlier in accordance with the Plan;

                    (iii) Time of Exercise. Unless an Annual Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Annual Option shall be exercisable in full following six months from its Grant Date;

                    (iv) Acceleration of Exercisability. Notwithstanding the schedule provided in subparagraph (iii), an Annual Option shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board by reason of Disability or Retirement or if the Grantee ceases to be a director due to his removal from the Board in accordance with the Company's Bylaws or the failure of the Grantee to be nominated or elected to continue to serve as a member of the Board, and

                    (v) Option Agreement. Each Annual Option shall be evidenced by an Option Agreement substantially in the form attached hereto as Appendix B.

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


9. Deferred Compensation Option

               (a) Grant of Deferred Compensation Options. As of each Payment Date in a Plan Year, each Non-Employee Director who has made a Deferral Election pursuant to paragraph (c) which is effective for such Payment Date (and who had not been an employee of the Corporation or a Subsidiary at any time during the one-year period preceding such Payment Date) automatically shall be granted a Deferred Compensation Option to purchase a number of shares equal to the amount of Compensation specified in such Deferral Election divided by an amount equal to the difference between the Fair Market Value of a share of Common Stock on such Payment Date and $1.00, rounded up to the next number of whole shares

               (b)  Terms  of  Deferred   Compensation   Options  Each  Deferred
          Compensation Option granted under the Plan shall have the following terms and conditions:

                    (i) Price. The exercise price per share of each Deferred Compensation Option shall be equal to the greater of $1.00 or the par value per share of the Common Stock on the date of exercise of such option.

                    (ii) Term. The term of each Deferred Compensation Option shall be for a period of ten (10) years from the Grant Date unless terminated earlier in accordance with the Plan.

                    (iii) Time of Exercise. Unless a Deferred Compensation Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Deferred Compensation Option shall be exercisable in full following six months from its Grant Date.

                    (iv) Acceleration of Exercisability. Notwithstanding the schedule provided in subparagraph (iii), a Deferred Compensation Option shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board by reason of Disability or Retirement or if the Grantee ceases to be a director due to his removal from the Board in accordance with the Company's Bylaws or the failure of the Grantee to be nominated or elected to continue to serve as a member of the Board.

                    (v) Option Agreement. Each Deferred Compensation Option shall be evidenced by an Option Agreement substantially in the form attached hereto as Appendix C.

               (c) Deferral Elections. Each Non-Employee Director may elect to receive Deferred Compensation Options in lieu of all or a specified portion of such Non-Employee Director's Compensation. Each Deferral Election shall be in the form of a written notice (substantially in the form of Appendix C hereto and acceptable to the Committee or its delegate) and shall set forth the Non-Employee Director's election to receive Deferred Compensation Options during one or more Plan Years (or a portion of a Plan Year) and the percentage or dollar amount of

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

          Compensation in lieu of which the Deferred Compensation Options are to be granted. Each Deferral Election shall specify the Plan Year or Years (or a portion of a Plan Year beginning on a specified date) to be covered by the Deferral Election. Each Deferral Election must be made not later than six (6) months prior to the first day of the first Plan Year (or the specified beginning of a portion of the Plan Year) covered by the Deferral Election and shall be irrevocable. In the event that a Non-Employee Director ceases to serve as a Non-Employee Director of the Company or any Subsidiary due to his death, Disability, Retirement, removal as a director in accordance with the Company's Bylaws or failure to be nominated or elected to continue to serve as a Non-Employee Director during the Plan Year(s) or portion thereof subject to a Deferral Election, the Compensation payable to such Non-Employee Director following the last Payment Date on which such Non-Employee Director was serving as a member of the Board shall be paid to the Non-Employee Director in cash and such Non-Employee Director shall not be entitled to receive Deferred Compensation
          Options in lieu thereof. In the event that a Non-Employee Director earns less than the amount of Compensation set forth as being subject to a Deferral Election, such Non-Employee Director's election shall apply to all Compensation payable to such Non-Employee Director during the Plan Year(s) or portion thereof subject to this election.

10. Exercise of Options

               (a) Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option term as specified in the Plan, provided that the election to exercise an Option shall be made in accordance with applicable Federal laws and regulations. Each Option may be exercised by delivery of a written notice to the Corporation stating the number of shares to be exercised and accompanied by the payment of the Option exercise price therefor in accordance with this Article. The Grantee shall furnish the Corporation, prior to the delivery of any shares upon the exercise of an Option, with such other documents and representations as the Corporation may require, to assure compliance with applicable laws and regulations.

               (b) No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of an Option, no fractional shares shall be issued and cash equal to the Fair Market Value of such fractional share on the date of the delivery of the exercise notice shall be given in lieu of such fractional shares.

               (c) No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as the Committee may deem to be applicable thereto and until payment in full of the Option price is received by the Corporation in cash, by check or in shares of Common Stock provided in Article 11 hereof. Neither the holder of an Option nor such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such Option unless and until a certificate or certificates therefor is issued in his or her name or a person designated by him or her.

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

11. Stock as Form of Exercise Payment

     A Grantee who owns shares of Common Stock may elect to use the previously acquired shares, valued at the Fair Market Value on the last Business Day preceding the date of delivery of such shares, to pay all or part of the exercise price of an Option, provided, however, that such form of payment shall not be permitted unless at least one hundred shares of such previously acquired shares are required and delivered for such purpose and the shares delivered have been held by the Grantee for at least six months.

12.  Withholding Taxes for Awards

     Each Grantee exercising an Option as a condition to such exercise shall pay to the Corporation the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws ("WithhoIding Taxes"). Such Withholding Taxes shall be payable as of the date income from the award is includable in the Grantee's gross income for Federal income tax purposes (the "Tax Date"). The Grantee may satisfy this requirement by remitting to the Corporation in cash or by check the amount of such Withholding Taxes or a number of previously owned shares of Common Stock having an aggregate Fair Market Value as of the last Business Day preceding the Tax Date equal to the amount of such Withholding Taxes.

13. Transfer of Award

     Options granted under the Plan may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative.

14. Death, Disability, Retirement and Termination of Employment

               (a) An Option which has not theretofore expired shall terminate at the time of the death of the Grantee or if the Grantee ceases to be a member of the Board, and no shares may thereafter be delivered pursuant to such Option, except that, subject to the condition that no Option may be exercised in whole or in part after the tenth anniversary of its Grant Date:

                    (i) Upon the termination of Board membership of any such Grantee due to Disability or Retirement, the Grantee may, within a period of three years after the date of such termination purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination; and

                    (ii) Upon the termination of Board membership of any such Grantee due to any reason other than the Grantee's death, Disability or Retirement, the Grantee may, within three months after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination; and

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

                    (iii) Upon the death of any such Grantee while serving on the Board, or upon the death of any disabled or retired Grantee within the above-referenced period, the person or persons to whom the rights under the Option are transferred by will or the laws of descent and distribution may, within twelve months after the date of the Grantee's death, exercise some or all of the Grantee's Options which were exercisable on the date of death by the Grantee.

15.  Changes in Common Stock

     In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other changes in corporate structure or capitalization affecting the Common Stock, such appropriate adjustment shall be made in the number, kind, option price, etc., of shares subject to Options granted under the Plan, including appropriate adjustment in the maximum number of shares referred to herein, as may be determined by the Committee.

16. Legal  Restrictions

     The Corporation will not be obligated to issue shares of Common Stock or make any payment if counsel to the Corporation determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Corporation and any national securities exchange upon which the Common Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation regarding such matters as the Corporation may deem desirable to assure compliance with all legal requirements. The Corporation shall in no event be obliged to take any action in order to cause the exercise of any award under the Plan.

17. No Rights as StockhoIders

     No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any award until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the Corporation or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure; the dissolution or liquidation of the Corporation, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

18.  Board  Membership

     Nothing in the Plan or in any Option shall confer upon any Grantee any right to continue as a director of the Corporation or interfere in any way with the right of the Corporation to remove a director at any time.

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


19. Choice of Law

     The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware.

20. Amendment and Discontinuance

     Subject to the limitation that the provisions of the Plan shall not be amended more than once every six months other than to comport with changes In the Code or regulations thereunder, the Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of the holders of the Common Stock, make any alteration or amendment thereof which operates (a) to increase the total number of shares which may be granted annually under the Plan, (b) to extend the term of the Plan or the Option periods provided in the Plan, (c) to decrease the Option price provided in the Plan, or otherwise materially increase the benefits accruing to Grantees through awards under the Plan, or (d) to modify the eligibility requirements for participation in the Plan.

21. Approval

     The Plan was adopted by the Board of Directors on March 15, 2000, and was approved by a majority of the stockholders of the Company on March 15, 2000.

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